Exhibit 99.1

BANC OF CALIFORNIA

Investor Presentation

July 2013

Forward-looking Statements

When used in this presentation and in documents filed with or furnished to the Securities and Exchange Commission (the “SEC”), in press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will,” “should,” “will likely result,” “are expected to,”
“will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward‐looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward‐looking statements, which speak only as of the date made. These statements may relate to
Banc of California, Inc.’s (“BOC,” “Banc of California,” the “Company,” “we,” “us” or “our”) future financial performance, strategic plans or objectives, revenue, expense or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.

Factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the agreement for the sale of branches to AmericanWest Bank (“AWB”) or the services agreement that provides for the pending acquisition of CS Financial, Inc. (“CS Financial”); (ii) the outcome of any legal proceedings that may be instituted against the Company or AWB; (iii) the amount of the intended benefits from the AWB transaction or the acquisition of CS Financial may not be realized as well as the inability to complete the AWB transaction due to the failure to satisfy such transaction's conditions to completion; (iv) risks that the proposed AWB transaction or the Company’s recently completed acquisitions of The Private Bank of California (successor to
Beach Business Bank) and Gateway Bancorp, may disrupt current plans and operations, the potential difficulties in customer and employee retention as a result of the transactions and the amount of the costs, fees, expenses and charges related to the transactions; (v) continuation or worsening of current recessionary conditions, as well as continued turmoil in the financial markets (vi) the credit risks of lending activities, which may be affected by further deterioration in real estate markets and the financial condition of borrowers, may lead to increased loan and lease delinquencies, losses and nonperforming assets in our loan portfolio, and may result in our allowance for loan and lease losses not being adequate to cover actual losses and require us to materially increase our loan and lease loss reserves; (vii) the quality and composition of our securities portfolio; (viii) changes in general economic conditions, either nationally or in our market areas; (ix) continuation of the historically low short‐term interest rate environment, changes in the levels of general interest rates, and the relative differences between short‐ and long‐term interest rates, deposit interest rates, our net interest margin and funding sources; (x) fluctuations in the demand for loans and leases, the number of unsold homes and other properties and fluctuations in commercial and residential real estate values in our market area; (xi) results of examinations of us by regulatory authorities and the possibility that any such regulatory authority may, among other things, require us to increase our allowance for loan and lease losses, write‐down asset values, increase our capital levels, or affect our ability to borrow funds or maintain or increase deposits, which could adversely affect our liquidity and earnings; (xii) legislative or regulatory changes that adversely affect our business, including changes in regulatory capital or other rules; (xiii) our ability to control operating costs and expenses; (xiv) staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our work force and potential associated charges; (xv) errors in our estimates in determining fair value of certain of our assets, which may result in significant declines in valuation; (xvi) the network and computer systems on which we depend could fail or experience a security breach; (xvii) our ability to attract and retain key members of our senior management team; (xviii) costs and effects of litigation, including settlements and judgments; (xix) increased competitive pressures among financial services companies; (xx) changes in consumer spending, borrowing and saving habits; (xxi) adverse changes in the securities markets; (xxii)
earthquake, fire or other natural disasters affecting the condition of real estate collateral; (xxiii) the availability of resources to address changes in laws, rules or regulations or to respond to regulatory actions; (xxiv) inability of key third‐party providers to perform their obligations to us; (xxv) changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board or their application to our business or final audit adjustments, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; (xxvi) war or terrorist activities; and (xxvii) other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services and the other risks described in the reports and other documents that we file with or furnish to the SEC, including, without limitation, the risks described under “Item 1A Risk Factors” in our Annual Report on Form 10‐K for the year ended December 31, 2012.
You should not place undue reliance on forward‐looking statements, and we undertake no obligation to update any such statements to reflect circumstances or events that occur after the date on which the forward‐looking statement is made.

Overview

- **Company Update**
  - Organization / Market
  - Footprint
  - Financials
- **Key Banking Initiatives**
  - Consolidate Charters
  - Rationalize Branch Footprint
  - CS Financial Acquisition
- **Key Holding Company Initiatives**
  - The Palisades Group Acquisition
  - Platform Initiative

2

Company Overview

Banc of California, Inc.
Pacific Trust Bank
The Private Bank of California
PTB Property Holdings
The Palisades Group
Residential Lending Division
CS Financial

Pending Transactions

Market Overview

Company Name:	Banc of California, Inc.
Exchange:	NASDAQ
Equity Ticker:	BANC
Debt Ticker:	BANCL
Preferred Ticker:	BANCP
Index:	Russell 2000
Auditor:	KPMG
Market Cap:	$275 million
Div. and Yield:	0.48 (3.16%)
Price:	$15.18 (as of 7/25/13)
52wk Range:	$10.08 - $15.26
Avg. Vol. (3m):	100,527
Analyst Coverage:	D.A. Davidson & Company
	FIG Partners
	Keefe Bruyette & Woods
	Raymond James
	Sandler O'Neill
	Sterne Agee & Leach
	Wunderlich Securities

* Market Overview data from bloomberg.com as of 7/25/2013

3

Leadership Team

Banc of California, Inc.
Board of Directors
Chief Executive Officer
Steven Sugarman
Strategic Advisor
Mayor Antonio Villaraigosa
Internal Audit
President, Depository Institutions
Robert Franko
President, Residential Lending
Jeff Seabold
President, The Palisades Group
Steve Kirch
General Counsel
John Grosvenor
Chief Financial Officer
Ron Nicolas
Chief Risk Officer
Richard Herrin
Pacific Trust Bank / The Private Bank of California
Chief Executive Officer
Robert Franko
Finance
Treasury / Investment
Credit
Administration
Operation
Retail
Private
Business
CRE Lending
Residential Lending

4

Strategic Growth

- **Banc of California has been successful in growing its asset base both organically as well as through opportunistic acquisitions since its recap in November 2010**
  - Closed acquisitions of Gateway Bancorp and Beach Business Bank in 2012
  - Closed acquisition of The Private Bank of California in 2013
  - Acquisitions of The Palisades Group and CS Financial expected to close in 2013
- **Total growth since 2010 makes Banc of California one of the fastest growing U.S. bank holding companies in the U.S.**

$881
$863
$862
$835
$882
$929
$989
$1,083
$1,115
$1,670
$1,667
$2,051
$2,535
$3,175
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2*
Pro Forma**
2010
2011
2012
2013

Source: SNL Financial

Notes: YoY growth is calculated for Banc of California and Banc of California Pro Forma as of 2012Q3

YoY growth is calculated for peer set and other U.S. banks and thrifts as of 2012Q2

* Preliminary estimate

** Preliminary estimate based on 2013Q2 Call Reports

5

Retail Bank Branch Footprint

● **Branch Locations**

Address	Location	Deposits	Year Opened
600 S. Lake Avenue	Pasadena	27,000	2013
1880 Century Park E	Century City	112,000	2012
2635 Wilshire Boulevard	Santa Monica	92,000	2012
13031 Newport Avenue	Tustin	72,000	2012
500 Newport Center Drive	Newport Beach	60,000	2012
1920 Main Street	Irvine	8,000	2012
7877 Ivanhoe Avenue	La Jolla	97,000	2011
1642 W San Marcos Boulevard	San Marcos	74,000	2011
7083 Hollywood Boulevard	Hollywood	44,000	2010
650 Town Center Drive	Costa Mesa	25,000	2010
180 E Ocean Boulevard	Long Beach	110,000	2006
10100 Santa Monica Boulevard	Century City	510,000	2005
1230 Rosecrans Avenue	Manhattan Beach	178,000	2004
16840 Bernardo Center Drive	Rancho Bernardo	107,000	2003
5508 Balboa Avenue	Clairemont	115,000	2002
23601 Moulton Parkway	Laguna Hills	87,000	2002
4146 Woodruff Avenue	Lakewood	80,000	2002
279 F Street	Chula Vista	187,000	2000
5030 Arlington Avenue	Riverside	59,000	1995
850 Lagoon Drive	Chula Vista	18,000	1995
27425 Ynez Road	Temecula	65,000	1993
350 Fletcher Parkway	El Cajon	107,000	1979
8200 Arlington Avenue	Riverside	18,000	1979

$ Thousands

Ventura / Santa Barbara
Simi Valley
Oxnard
Thousand Oaks
Burbank
Pasadena
LOS ANGELES
Los Angeles
Santa Monica
Inglewood
Hawthorne
Redondo Beach
Anaheim
Ontario
San Bernardino
Riverside
Long Beach
Huntington Beach
Costa Mesa
Newport Beach
Irvine
ORANGE
Mission Viejo
Temecula
Oceanside
Escondido
SAN DIEGO
San Diego
La Mesa
El Cajon
Chula Vista

Note: Branch deposits as of July 1, 2013 including PBOC, excludes non-branch institutional and brokered deposits

6

Loan Production Offices

Seattle
Tacoma
Portland
WASHINGTON
OREGON
IDAHO
Boise
NEVADA
Salt Lake City
Sacramento
UTAH
Las Vegas
Los Angeles
ARIZONA
San Diego
Phoenix

- 2012 and before (24)
- 2013 (23)
- Pending (13)

Loan Production Offices

Albany	La Jolla 1	Reno
Alhambra	La Jolla 2	Riverside
Aliso Viejo	Los Angeles / Korea Town	Salinas
Brentwood	Lake Stevens	San Francisco
Chico	Lakewood	San Jose
Concord	Long Beach	San Mateo
Costa Mesa 1	Medford	Santa Rosa
Costa Mesa 2	Murrieta	Seal Beach
Encino	Napa	Sherman Oaks
Fairfield	Newport Beach	Sonoma
Flagstaff	Oakland	Tustin
Fresno 1	Orange County	Ukiah
Fresno 2	Ontario	Upland
Fullerton	Oroville	Visalia
Grants Pass	Palm Desert	Walnut Creek 1
Irvine 1	Pasadena	Walnut Creek 2
Irvine 2	Petaluma	Westlake
Irvine 3	Prescott	Westminster
Kalispell	Rancho Bernardo	Woodland Hills
Klamath Falls	Redding	Yuba City

7

Financial Overview

Balance Sheet	Q1 2013	Q1 2013*
Cash & Deposits	$127	$128
Securities	109	376
Loans, Net	1,611	1,976
LHFS/Other	204	229
Total Assets	**$2,051**	**$2,709**
Deposits	$1,699	$2,280
Borrowings/Other	164	206
Equity	188	223
Total Liabilities & Equity	**$2,051**	**$2,709**

$3.2 billion in assets as of July 1, 2013**

$ Millions

Income Statement	Q1 2013
Total Interest Income	$19,168
Total Interest Expense	3,809
Net Interest Income	15,359
Provision for Loan and Lease Losses	2,168
Net Interest Income after Provision	13,191
Non-Interest Income	17,928
Total Revenue	31,119
Non-Interest Expense	29,558
Pre-Tax Income	**1,561**
The Private Bank of California Pre-Tax Income (est.)*	780
Pro-Forma Pre-Tax Income	**$2,341**

$ Thousands

* Pro Forma for The Private Bank of California acquisition net of estimated acquisition adjustments as of March 31, 2013
** Pro Forma for The Private Bank of California acquisition net of estimated acquisition adjustments as of July 1, 2013

8

Deposit Franchise

- **Improved deposit mix and cost of funds**

2010	July 1, 2013*
Total Deposits: $683 million	**Total Deposits: $2,671 million**

CDs
54%
Transaction
46%

CDs
23%
Transaction
77%

	2010	July 1, 2013*
Total Deposits (millions)	$683	$2,671
Cost of Deposits	0.89%	0.59%
Average Account Size	$19,048	$53,830
% Transaction	46%	77%

* Pro Forma includes the completed acquisition of The Private Bank of California combined with Beach Business Bank as of July 1, 2013

9

Lending Franchise

- **Strengthened and diversified lending platform**

Loan Portfolio Transition

2010
Total Loans & Leases: $688

Multifamily 4%
CRE 7%
Residential 89%

July 1, 2013*
Total Loans & Leases: $2,261

Other 3%
Consumer 1%
Multifamily 4%
C&I/SBA 8%
CRE 24%
Residential 60%

$ Millions

Asset Origination Capabilities

- **Pacific Trust Bank**
  - Residential and commercial real estate lending platforms
  - Mission Hills Mortgage Bankers
- **The Private Bank of California**
  - Private banking
  - Small / middle market and entertainment-based lending
  - C&I and SBA lending
  - The Doctor's Bank

* Pro Forma includes the completed acquisition of The Private Bank of California combined with Beach Business Bank as of July 1, 2013

10

Credit Metrics

Ratios as of 6/30/13 – Preliminary Pro Forma	Pacific Trust Bank*	The Private Bank of California**
Total Classified Loans / Total Loans	3%	3%
Total Non-Accrual plus OREO / Total Loans plus OREO	2%	1%
Total Classified Loans / Capital plus Reserves	11%	22%
Texas Ratio**	12%	18%

* All ratios based on net loan balances excluding purchased SFR pools
** Pro Forma includes the completed acquisition of The Private Bank of California combined with Beach Business Bank as of July 1, 2013

11

Key Banking Metrics

	Pacific Trust Bank				The Private Bank of California*			
	Q2 2013**		Q1 2013		Q2 2013**		Q1 2013	
ROAA								
Average Assets	$1,903,015		$1,434,538		$1,050,006		$1,006,696	
Net Income	$7,129		$3,915		$2,062		$1,246	
ROAA	**1.50%**		**1.11%**		**0.79%**		**0.50%**	
ROAE								
Average Equity	$179,882		$163,917		$105,256		$100,458	
Net Income	$7,129		$3,915		$2,062		$1,246	
ROAE	**15.90%**		**9.69%**		**7.86%**		**5.03%**	
NIM	**Amount**	**Yield**	**Amount**	**Yield**	**Amount**	**Yield**	**Amount**	**Yield**
Loans	$21,250	5.5%	$14,513	5.1%	$9,253	5.5%	$8,259	5.3%
Securities	366	1.5%	465	1.7%	979	1.5%	1,164	1.7%
Other Interest-Earning Assets	175	0.4%	100	0.4%	90	0.5%	63	0.5%
Total Interest Income	**$21,791**	**4.8%**	**$15,078**	**4.5%**	**$10,323**	**4.1%**	**$9,486**	**4.0%**
Deposits	$2,917	0.7%	$1,716	0.6%	$665	0.5%	$564	0.5%
FHLB Advances	45	0.7%	55	0.5%	33	0.2%	37	0.2%
Capital Lease Obligation	20	7.0%	12	5.8%	-	-	-	-
Total Interest Expense	**$2,982**	**0.7%**	**$1,783**	**0.6%**	**$697**	**0.5%**	**601**	**0.4%**
Net Interest Income	**$18,809**		**$13,295**		**$9,625**		**$8,885**	
Average Earning Assets	**$1,837,535**		**$1,371,791**		**$1,002,918**		**$954,600**	
NIM	**4.11%**		**3.93%**		**3.85%**		**3.77%**	

$ Thousands

* Pro Forma includes the completed acquisition of The Private Bank of California combined with Beach Business Bank as of July 1, 2013

** Q2 2013 figures are preliminary estimates only

12

Capital Position

Regulatory Capital Ratios

Ratio	Pacific Trust Bank Q4 2012	Pacific Trust Bank Q1 2013	Pacific Trust Bank Q2 2013*	Beach Business Bank Q4 2012	Beach Business Bank Q1 2013	Beach Business Bank Q2 2013*	PBOC Pro Forma**	Banc of California Q4 2012	Banc of California Q1 2013
Tier 1 Leverage	11.1%	10.5%	10.0%	12.0%	11.5%	12.2%	8.6%	10.2%	9.9%
Tier 1 Risk-Based Capital	16.3%	16.4%	18.4%	14.7%	13.9%	15.8%	13.4%	13.7%	13.0%
Total Risk Based Capital	17.6%	17.7%	19.7%	15.1%	15.2%	16.4%	13.7%	15.0%	14.2%
TCE to TA								8.6%	7.1%

Capital Raises since 2010

Structure	Amount	Date	Lead Funding Source	Type
Public Underwritten Offering	$36 million	2013	Raymond James	Equity
Private Placement	$15 million	2013	FIG Partners	Equity
Public Underwritten Offering	$40 million	2013	Goldman and Stifel / KBW	Preferred
Public Underwritten Offering	$52 million	2012	UBS and Raymond James	Debt
Public Underwritten Offering	$33 million	2012	Sandler O'Neill	Debt
Public Underwritten Offering	$27 million	2011	RW Baird & Company	Equity
Private Agreement	$32 million	2011	US Treasury	SBLF
Private Placement	$60 million	2010	Hovde Securities	Equity
Total	**$295 million**			

* Preliminary estimate

** Pro Forma includes the completed acquisition of The Private Bank of California combined with Beach Business Bank as of July 1, 2013

13

Pro Forma Capital Growth

$350
$325
$300
$275
$250
$225
$200
$175
$150
$125
$100
A
$153
B
$40
C
$50
D
$8
E
$17
F
$8
G
$46
$322
1Q13 Equity
Preferred Stock
Common Stock
Branch Sale
FMV in excess of BV (1)
DTA VA (2)
Accretable Yield (1)
Potential Equity

$ Millions, as of 1Q13

A. Pro Forma equity for Banc of California at close of PBOC acquisition
B. Completed offering June 13
C. Completed offering June 21
D. After tax capital gain from branch sale to AmericanWest Bank
E. Embedded gains in balance sheet if loans and securities marked to fair value
F. DTA valuation allowance reversal as Banc of California achieves necessary levels of profitability
G. Accretable yield from marked to model loans presents meaningful potential benefit to capital over the 3.3 years average duration of subject loans

(1) As reported Q1 2013 10Q, tax effected at 40%
(2) As reported Q1 2013 10Q

14

Overview

- **Company Update**
  - Organization / Market
  - Footprint
  - Financials
- **Key Banking Initiatives**
  - Consolidate Charters
  - Rationalize Branch Footprint
  - CS Financial Acquisition
- **Key Holding Company Initiatives**
  - The Palisades Group Acquisition
  - Platform Initiative

15

Rationalize Branch Footprint

- **Focus on attractive sub-markets throughout Southern California**

Exiting Branches Being Retained

Address	Location	Deposits	Year Opened
600 S. Lake Avenue	Pasadena	27,000	2013
1880 Century Park E	Century City	112,000	2012
2635 Wilshire Boulevard	Santa Monica	92,000	2012
13031 Newport Avenue	Tustin	72,000	2012
500 Newport Center Drive	Newport Beach	60,000	2012
7877 Ivanhoe Avenue	La Jolla	97,000	2011
1642 W San Marcos Boulevard	San Marcos	74,000	2011
650 Town Center Drive	Costa Mesa	25,000	2010
180 E Ocean Boulevard	Long Beach	110,000	2006
1230 Rosecrans Avenue	Manhattan Beach	178,000	2004
16840 Bernardo Center Drive	Rancho Bernardo	107,000	2003
23601 Moulton Parkway	Laguna Hills	87,000	2002

New Branches Being Acquired from PBOC

Address	Location	Deposits	Year Opened
1920 Main Street	Irvine	8,000	2012
7083 Hollywood Boulevard	Hollywood	44,000	2010
10100 Santa Monica Boulevard	Century City	510,000	2005

Existing Branches being Sold to AWB[1]

Address	Location	Deposits	Year Opened
5508 Balboa Avenue	Clairemont	115,000	2002
4146 Woodruff Avenue	Lakewood	80,000	2002
279 F Street	Chula Vista	187,000	2000
5030 Arlington Avenue	Riverside	59,000	1995
850 Lagoon Drive	Chula Vista	18,000	1995
27425 Ynez Road	Temecula	65,000	1993
350 Fletcher Parkway	El Cajon	107,000	1979
8200 Arlington Avenue	Riverside	18,000	1979

$ Thousands

Pro Forma Branch Footprint

Ventura / Santa Barbara
Oxnard
Simi Valley
Thousand Oaks
Burbank
Pasadena
LOS ANGELES
Los Angeles
Santa Monica
Inglewood
Hawthorne
Redondo Beach
Long Beach
Anaheim
Huntington Beach
Costa Mesa
Newport Beach
Irvine
ORANGE
Mission Viejo
Ontario
San Bernardino
Riverside
Temecula
Oceanside
Escondido
SAN DIEGO
San Diego
La Mesa
El Cajon
Chula Vista

Note: Current deposits as of July 1, 2013, excludes non-branch institutional and brokered deposits

(1) Approximately $101 million of deposits in accounts with balances over $100 thousand at certain branches being sold will be moved to a nearby PacTrust branch being retained

16

Branch Sale Summary

Transaction	**PacTrust Bank to sell 8 branches to AmericanWest Bank** ✓ $477 million of deposits (1) ✓ Assets transferred include cash and associated real estate / fixed assets (2)
Locations Sold	**Riverside (2), Chula Vista (2), Lakewood, Temecula, El Cajon, and Clairemont/San Diego**
Deposit Premium	**2.3% of deposits transferred** (3)
Estimated Gain	**$13.5 million (pre-tax), net of transaction costs** ✓ $11.0 million deposit premium ✓ $2.5 million real estate
Estimated Cost Savings	**$7.5 million annual run-rate (pre-tax)** ✓ $5.0+ million of direct non-interest expense ✓ $2.5 million of interest expense
Targeted Closing	**October 2013**

Figures based on data as of 3/31/13
(1) Deposit estimate as of March 31, 2013. Deposits balances at closing may vary from estimate
(2) Potential for small amount of overdraft lines and other credit facilities associated with sold accounts
(3) Deposit premium at a fixed percentage applied to deposit balances at closing

17

Improved Deposit Franchise

- **Target businesses, owners, employees, and families**
- **Target high balance transactional and business accounts**

	+ PBOC	– Branches Sold	= Pro Forma Banc of California
Primary Markets	Century City, Beverly Hills, Brentwood	Riverside, South San Diego, Chula Vista	Los Angeles, Orange, San Diego
Total Deposits (millions)	$561	$477	$2,194
Premium to Deposits	~ 1.50%	2.30%	-
Number of Accounts	5,963	32,447	17,175
Average Account Size	$94,163	$14,702	$127,752
Weighted Average Rate	0.25%	0.54%	0.65%
Deposits by Type			
✓ Transactional	84%	65%	87%
✓ CD	16%	35%	13%
Depositor by Type			
✓ Consumer	33%	95%	50%
✓ Business	67%	5%	50%

Note: Pro Forma as of June 30, 2013, for completed acquisition of The Private Bank of California and anticipated branch sales; excludes holding company deposits held at banks

18

Strong Deposit Growth

	December 31, 2012				July 1, 2013*		
	Balance	Rate	Mix		Balance	Rate	Mix
MMDA	$160,483	0.44%	12%	MMDA	$305,252	0.11%	11%
Savings	$298,389	0.36%	22%	Savings	$267,175	0.19%	10%
Checking	$204,368	0.05%	15%	Checking	$496,953	0.05%	18%
One Accounts	-	0.00%	0%	One Accounts	$828,498	1.19%	30%
CD - Retail/Business	$357,214	0.97%	26%	CD - Retail/Business	$274,991	0.78%	10%
CD - Institutional	$176,440	0.82%	13%	CD - Institutional	$189,953	0.80%	7%
CD - Internet	$49,447	0.68%	4%	CD - Internet	$146,785	0.60%	5%
CD - Public	$60,000	0.19%	4%	CD - Public	-	0.00%	0%
ACH Sweeps Brokered	-	0.00%	0%	ACH Sweeps Brokered	$161,536	0.29%	6%
Holding Company	$59,019	0.00%	4%	Holding Company	$84,172	0.00%	3%
Total Deposits	**$1,365,361**	**0.53%**	**100%**	**Total Deposits**	**$2,755,315**	**0.58%**	**100%**

$ Thousands

4%
4%
4%
12%
13%
22%
26%
15%
MMDA
Savings
Checking
Relationship
CD
Institutional
Internet
Public
Sweeps
Holding Co
6%
3%
11%
5%
10%
7%
10%
18%
30%

* Pro Forma includes the completed acquisition of The Private Bank of California combined with Beach Business Bank as of July 1, 2013

19

Branch Sale Improves Profitability

- **Growing deposit franchise with increased cost efficiency**

Expenses

- $5.0+ million annual reduction in direct non-interest expense
- Approximately 50 employees, or 15% of commercial bank workforce, to be transferred
- $2.5 million annual reduction in interest expense
- Expense reduction with de minimis impact on revenue

Bank Balance Sheet

$3,000
$2,500
$2,000
$1,500
$1,000
Deposits
Loans
1,306
1,347
1,699
1,726
2,194
1,877
2,755
$477
Deposits
2,278
Loans
2,261
4Q12
1Q13
2Q13E
Pro forma PBOC*
Pro forma w/ Branch Sale
$ Millions

- Proactive management of liquidity position–removal of almost $500 million "excess"

- Material advancement toward stated 65% efficiency ratio target for commercial bank
- Improved balance sheet efficiency while augmenting capital position

* Pro Forma includes the completed acquisition of The Private Bank of California combined with Beach Business Bank as of July 1, 2013

20

CS Financial Complements Private Banking

	The Private Bank of California Recent Acquisition	**CS Financial** Pending Acquisition
Target Market	HNW Families	HNW Families
Channels	Fiduciaries	Fiduciaries
Geography	West LA	West LA
Regulatory	Good Standing	Good Standing
Reputational	Strong	Strong
Offering	Private Banking	Prime-Jumbo Mortgage and Investor CRE
Competitors	City National, First Republic, Union	City National, First Republic
Needs	Ability to Serve Mortgage Needs	Ability to Monetize Deposit Relationships

21

Residential Lending Leadership Team

Executive Management
Corporate Support
Production & Operations
Residential Lending
Jeff Seabold
Administration
Compliance
Finance
Legal
Marketing
Credit
Warehouse Lending
Zoila Price
Mortgage Banking
Ted Ray
Portfolio Lending
Jerry Konzen
Operations
Paul Lyons
Chief Production Officer
Rick Cossano
Retail
DirectPath
Correspondent
Wholesale
Consumer Direct

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Mortgage Banking Originations

$600
$500
$400
$300
$200
$100
$0
YoY Growth = 60%
Q2 - 2011
Q3 - 2011
Q4 - 2011
Q1 - 2012
Q2 - 2012
Q3 - 2012
Q4 - 2012
Q1 - 2013
Q2 - 2013*
$ Millions

* Q2 2013 figures are preliminary only

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Strategic Initiatives

Regulatory Applications / Notifications	Target Close Date
1. Sale of Branches to AWB	4Q 2013
2. Consolidation of Pacific Trust Bank and The Private Bank of California (OCC National Bank Charter)	4Q 2013
3. Acquisition of CS Financial Inc.	4Q 2013

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Overview

- **Company Update**
  - Organization / Market
  - Footprint
  - Financials
- **Key Banking Initiatives**
  - Consolidate Charters
  - Rationalize Branch Footprint
  - CS Financial Acquisition
- **Key Holding Company Initiatives**
  - The Palisades Group Acquisition
  - Platform Initiative

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The Palisades Group Overview

The Palisades Group, LLC ("TPG") is a Registered Investment Adviser specializing in the acquisition, disposition and management of residential mortgages.

- TPG management team has extensive experience in all aspects of the residential sector including loan underwriting and origination, due diligence, valuation, loan servicing, default management, loss mitigation, and strategic loan resolution.
- The operational knowledge in the bank's Residential Lending Division provides complementary experience in evaluating and managing structured fixed income transactions along with whole loan and securities trading, portfolio and risk management expertise.

Managed Assets	• $500 million in capital under advisement (>$2 billion including pending transactions) • 3,200+ individual loan assets under management • Assets managed pursuant to separate accounts advisory and sub-advisory arrangements
Business Philosophy	• 360° portfolio management feedback process (pricing, diligence, servicing, asset management) • Loan level due diligence (compliance, title, servicing note review, property value reconciliation) • Compliance focused platform • Servicer oversight for default management, loss mitigation and asset resolution • Borrower specific programs tailored to situational profile

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Pro Forma Company

Banc of California, Inc.
Banc of California, NA
PTB Property Holdings
The Palisades Group
CS Financial

Shared Infrastructure Platform Initiative
(i.e., Technology, MIS, Legal, Marketing, Finance)
to cost up to $5 million, target completion in 1H14

Market Overview

Company Name:	Banc of California, Inc.
Exchange:	NASDAQ
Equity Ticker:	BANC
Debt Ticker:	BANCL
Preferred Ticker:	BANCP
Index:	Russell 2000
Auditor:	KPMG
Analyst Coverage:	D.A. Davidson & Company
	FIG Partners
	Keefe Bruyette & Woods
	Raymond James
	Sandler O'Neill
	Sterne Agee & Leach
	Wunderlich Securities

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